EXHIBIT 10.2

                         THE CHARLOTTE MARDEN 1993 TRUST
                           1290 South Ocean Boulevard
                            Palm Beach, Florida 33480

March 25, 2002



Mr. Jack Jaiven
nStor Corporation
100 Century Boulevard

West Palm Beach, FL  33417

Dear Jack:

The maturity date of the following Note due to The Charlotte Marden 1993 Trust (the "Trust") from nStor Corporation is hereby extended to December 15, 2002.

        Subordinated   Promissory  Note  for  $450,000,   dated  June  7,  2001,
        previously extended to April 1, 2002.

In addition, nStor hereby agrees that until the Note is paid in full, the Trust will have the right to convert the outstanding principal balance of the Note plus accrued but unpaid interest thereon to nStor common stock based on a conversion price of $.40 per share.

All other terms of the Note remain the same.

                                       The Charlotte Marden 1993 Trust

                                       By:/s/ Bernard A. Marden

Agreed:

nStor Corporation

By: /s/ Jack Jaiven
   Jack Jaiven, Vice President/Treasurer